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                                                                  EXECUTION COPY

                                                                    Exhibit 10.7







                          REGISTRATION RIGHTS AGREEMENT



                          dated as of November 24, 1999


                                  By and among


                              Global Crossing Ltd.,


                                 Softbank Corp.,


                             Microsoft Corporation,


                            Asia Global Crossing Ltd.


                                       and


                          The Goldman Sachs Group, Inc.
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                                TABLE OF CONTENTS

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Section 1.  Definitions ................................................       1

Section 2.  Demand Registration ........................................       2

         (a)  Requests for Registration ................................       2

         (b)  Filing and Effectiveness .................................       3

         (c)  Priority on Demand Registration ..........................       4

         (d)  Postponement of Demand Registration ......................       4

Section 3.  Piggyback Registration .....................................       4

         (a)  Right to Piggyback .......................................       4

         (b)  Priority on Piggyback Registrations ......................       5

Section 4.  Registration Procedures ....................................       6

Section 5.  Registration Expenses ......................................      11

Section 6.  Indemnification ............................................      12

         (a)  Indemnification by the Company ...........................      12

         (b)  Indemnification by Holders ...............................      12

         (c)  Conduct of Indemnification Proceedings ...................      12

         (d)  Contribution .............................................      13

Section 7.  Underwritten Registrations .................................      13

Section 8.  Miscellaneous ..............................................      14

         (a)  Remedies .................................................      14

         (b)  Amendments and Waivers ...................................      14

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
         (c)  Notices ..................................................      14

         (d)  Merger, Amalgamation or Consolidation of the Company .....      16

         (e)  Successors and Assigns ...................................      17

         (f)  Counterparts .............................................      17

         (g)  Titles and Subtitles .....................................      17

         (h)  Governing Law ............................................      17

         (i)  Separability .............................................      17

         (j)  Entire Agreement .........................................      17

         (k)  Submission to Jurisdiction ...............................      17

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                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of November 24, 1999, by and among GLOBAL CROSSING LTD., a company organized under the laws of Bermuda ("Global Crossing"), SOFTBANK CORP., a Japanese corporation ("Softbank"), MICROSOFT CORPORATION, a Washington corporation ("Microsoft"), THE GOLDMAN SACHS GROUP, INC., a Delaware corporation, ("Goldman Sachs"), ASIA GLOBAL CROSSING LTD., a company organized under the laws of Bermuda (the "Company") and each other person who becomes a Holder (as defined below) hereunder.

                                    RECITALS

                  WHEREAS, pursuant to a Subscription and Shareholders Agreement dated September 8, 1999 among Global Crossing, Softbank, Microsoft, Goldman Sachs, and Asia Global Crossing Holdings Ltd. ("Asia Global Crossing") (the "Subscription and Shareholders Agreement"), Global Crossing, Softbank, Microsoft and Goldman Sachs are acquiring indirectly, through the acquisition of common shares of Asia Global Crossing, common shares of the Company, par value 0.01 per share ("Common Shares");

                  WHEREAS, to induce Global Crossing, Microsoft, Softbank and Goldman Sachs to execute and deliver the Subscription and Shareholders Agreement, the Company has agreed to provide to the Holders (as defined below) certain registration rights under the Securities Act; and

                  WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the closing of the transactions contemplated by the Subscription and Shareholders Agreement.


                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Subscription and Shareholders Agreement, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

                  "Common Shares": the Common Shares of the Company, par value $0.01 per share.

                  "Exchange Act": The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "Holders": each of Global Crossing, Softbank, Microsoft, Goldman Sachs and each of their transferees who agree to be bound by the provisions of this Agreement in accordance with Section 8(e) hereof.
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                  "Initial Public Offering": the initial Underwritten Offering of Common Shares of the Company, registered with the SEC, and listing of the Common Shares on a United States securities exchange or admitted for quotation on an inter-dealer quotation system operated by the National Association of Security Dealers, Inc.

                  "Person": means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority or other entity.

                  "Prospectus": The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  "Registrable Securities": All Common Shares held from time to time by the Holders and any Conversion Securities as defined in Section 8(d).

                  "Registration Statement": Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, any preliminary prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "SEC":  The United States Securities and Exchange Commission.

                  "Securities Act": The United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "Underwritten Offering": A distribution, registered pursuant to the Securities Act, in which securities of the Company are sold to the public through one or more underwriters.

                  Unless otherwise defined herein, terms defined in the Subscription and Shareholders Agreement are used herein as therein defined.


         Section 2. Demand Registration.

                  (a) Requests for Registration . At any time after an Initial Public Offering and the termination of any restrictions on the sale of Common Shares required by the underwriters in such Initial Public Offering and subsequent to the relevant Holder becoming a direct Holder of Common Shares, and subject to the conditions set forth in this Agreement: (i) each of Softbank, Microsoft and Global Crossing (and their respective transferees) will have the right, by written notice delivered to the Company (a "Demand Notice"), to require the Company to register Registrable Securities under

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and in accordance with the provisions of the Securities Act (a "Demand
Registration"); provided that each of Softbank (and its transferees) and Microsoft (and its transferees) may not make more than two (2) Demand Registrations and each of Softbank, Microsoft and Global Crossing must provide to the Company a certificate (the "Authorizing Certificate") signed by the Holders of at least 50% of the Common Shares held by it and its transferees on the date of such Demand Notice; and provided, further, that no Demand Notice may be given prior to six (6) months after the effective date of the immediately preceding Demand Registration. The Authorizing Certificate shall set forth (A) the name of the Holder or Holders signing such Authorizing Certificate, (B) the number of Registrable Securities held by such Holder or Holders, and, if different, the number of Registrable Securities such Holder or Holders have elected to have registered, and (C) the intended methods of disposition of the Registrable Securities. A Holder may at its option withdraw Registrable Securities from a registration. In such event (1) any continuing registration of Registrable Securities shall constitute the Demand Registration to which such Holder is entitled and (2) the withdrawing Holder shall reimburse the Company for any registration and filing fees (including any fees payable to the SEC, the National Association of Securities Dealers, Inc. or any successor organization) it has incurred with respect to the withdrawn Registrable Securities (unless all Registrable Securities are withdrawn, in which case the withdrawing Holder(s) shall reimburse the Company for all costs and expenses incurred by it in connection with the registration of such Registrable Securities). Subject to compliance with clause (2) of the preceding sentence, a registration that is terminated in its entirety prior to the effective date of the applicable Registration Statement will not constitute a Demand Registration.

                  If a Demand Registration is not declared and maintained effective for the period required by Section 2(b) or if the consummation of the offering of Registrable Securities pursuant to such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court which is not due to the act or omission of any Holder, then the Holders shall be entitled to an additional Demand Registration in lieu thereof.

                  (b) Filing and Effectiveness. (i) The Company will file a Registration Statement relating to any Demand Registration as promptly as practicable (but in any event within 60 days in the case of a registration made on Form S-1 or F-1, or a comparable successor form, as applicable, or 45 days in the case of any registration eligible to be made on Form S-3 of F-3 or a comparable successor form, as applicable) following the date on which the Demand Notice is given and will use its reasonable best efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter, but in any event within 90 days thereafter (the "Effectiveness Date").

                  (ii) The Company agrees to use its best efforts to comply with all necessary provisions of the federal securities laws in order to keep each Registration Statement relating to a Demand Registration effective for a period of six (6) months from its Effectiveness Date or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

                  Within ten (10) business days after receipt of such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other Holders and will, subject to the provisions of Section 2(c), include in any registration required under this Section 2 all Registrable Securities with

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respect to which the Company receives written requests for inclusion therein within fifteen (15) business days after such Notice to given to the applicable Holder. The Holder will be permitted, subject to its compliance with the provisions of Section 2(a) relating to reimbursement of the Company's expenses, to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event the Company will promptly amend or, if applicable, withdraw the related Registration Statement.

                  (c) Priority on Demand Registration. Notwithstanding the foregoing, if the managing underwriter or underwriters of an Underwritten Offering to which such Demand Registration relates advises the Holders that the total amount of Registrable Securities that such Holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then the number of Registrable Securities to be included in such Demand Registration will, if necessary, be reduced and there will be included in such Underwritten Offering the largest number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering. The Registrable Securities of the Holder or Holders initiating the Demand Registration shall receive priority in such Underwritten Offering to the full extent of the Registrable Securities such Holder or Holders desire to sell (unless these securities would materially and adversely affect the success of such offering, in which case the number of such Holder's Registrable Securities included in the offering shall be reduced to the extent necessary) and the remaining allocation available for sale, if any, shall be allocated pro rata among the other Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder.

                  (d) Postponement of Demand Registration. Notwithstanding anything to the contrary in any other provision of this Agreement, the Company will be entitled, on no more than one occasion in any 180 day period, to postpone the filing period of any Demand Registration for a reasonable period of time not in excess of 60 calendar days if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the Holders written certification to the effect, that such registration and offering could materially interfere with a bona fide financing transaction of the Company, including without limitation a primary offering of securities, or any other material business transaction of the Company, or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the Holders in writing when the events or circumstances permitting such postponement have ended.

         Section 3. Piggyback Registration.

                  (a) Right to Piggyback. If at any time the Company proposes to file a Registration Statement, whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Securities (other than in connection with a registration statement on Forms S-4 or S-8 or any similar or successor form), the Company shall give to Holders holding Registrable Securities written notice of such proposed filing at least thirty (30) days before the anticipated filing. The notice referred to in the preceding sentence shall offer Holders the

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opportunity to register such amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 3(b), the Company will include in each such Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the written notice from the Company is given. Each Holder will be permitted, subject to its compliance with the provisions of Section 2(a) relating to reimbursement of the Company's expenses, to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                  Notwithstanding the foregoing, the Company will not be obligated to effect any registration of Registrable Securities under this
Section 3 as a result of the registration of any of its securities solely as direct consideration for mergers or acquisitions or offered solely in connection with exchange offers, dividend reinvestment and share purchase plans, rights offerings or option or other employee benefit plans.

                  (b) Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit Holders holding Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included (such securities, together with any other shares of the same class requested to be included in such registration by any other Person pursuant to similar registration rights, the "Piggyback Shares") on the same terms and conditions as any securities of the Company included therein (other than the indemnification by the Holders, which will be limited as set forth in Section 6(b) hereof and provided, that the Holders give customary representations and warranties). The Company shall cooperate with any such Holder of Registrable Securities in order to limit any representations and warranties to, or agreements with, the Company or the underwriters to be made by such Holder only to those representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Holders to the effect that the total amount of securities that such Holders, the Company and any other Person propose to include in such Underwritten Offering is such as to materially and adversely affect the success of such offering, then the Company will include in such registration:

                            (x) in the case of a registration in connection with a sale of securities for the Company's own account, (i) first, 100% of the securities that the Company proposes to sell for its own account, and (ii) second, to the extent that the number of securities in clause
         (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of each Holder and the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by each Holder requesting registration and such other Persons requesting registration, collectively; and

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                           (y) in the case of a registration in connection with
         a sale of securities on account of any Person other than the Company (the "Initiating Party"), other than a Demand Registration, (i) first, 100% of the securities, if any, that the Initiating Party proposes to sell, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of each Holder and the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by each Holder requesting registration and such other Persons requesting registration, collectively, and (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities sought to be included by the Company in the offering.

         Section 4. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2 and 3, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible, and in each case to the extent applicable (it being understood that the obligations of the Company in clauses (a), (b), (d), (h), (j), (k), (l) and (n) of this Section 4 will be subject to the first sentence of Section 3(b) and, except as provided in
Section 3(b), the Holders will not have any right to effect an underwritten public offering under Section 3):

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the Holders holding Registrable Securities covered by such Registration Statement, not more than one counsel chosen by Holders holding a majority of the Registrable Securities being registered ("Special Counsel") and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, such Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (excluding such documents that, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which the Holders holding a majority of the Registrable Securities covered by such Registration Statement or the managing underwriter, if any, shall reasonably object.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable periods specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under

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         the Securities Act; and comply with the provisions of the Securities
         Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the selling Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 4(n) (including any underwriting agreement) cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (e) If requested by the managing underwriters, if any, or Holders holding a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

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                  (f) Furnish to each selling Holder and each managing
         underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such Holder or underwriter).

                  (g) Deliver to each selling Holder and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the period the applicable Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

                  (j) Use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of any selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

                  (k) Upon the occurrence of any event contemplated by Section 4(c)(vi) or 4(c)(vii), prepare a supplement or post-effective amendment to each Registration Statement

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         or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) If requested by Holders holding a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any, use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which securities issued by the Company of the same class are then listed or, if no such securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market System of Nasdaq, if the securities qualify to be so quoted.

                  (m) As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

                  (n) Enter into such customary agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable and customary actions in connection therewith (including those reasonably requested by the Holders holding a majority of the Registrable Securities being sold or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriters) in order to facilitate the disposition of such Registrable Securities and in such connection, but only where an underwriting agreement is entered into in connection with an Underwritten Offering, (i) make such representations and warranties to the underwriters with respect to the businesses of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; (iv) cause the Company's management to be made

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         available for, and assist in, the marketing and disposition of such
         Registrable Securities in the manner and to the extent reasonably requested by the underwriters including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting agreement as and to the extent required thereunder.

                  (o) Make available for reasonable inspection during normal business hours by a representative of the Holders holding Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order; provided, that such Holder notifies the Company of any such requirement and cooperates with the Company in seeking a protective or restraining order limiting such disclosure, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

                  (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering, or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover such 12-month period.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  Each Holder will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v), 4(c)(vi) or 4(c)(vii) ("Suspension Notice"), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a "Black-Out") until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Except as expressly provided herein, there shall be no limitation with regard to the number of Suspension Notices that the Company is entitled to give hereunder; provided, however, that in no event shall the aggregate number of days the Holders are subject to Black-Out during any period of 12 consecutive months exceed 180 days.

         Section 5. Registration Expenses. Except as provided in Section 2(a) and Section 9, all fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including fees and expenses for compliance with federal or state securities laws or state "blue sky" laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of prospectuses if the printing of such prospectuses is requested by the Holders holding a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) fees and disbursements of counsel for the Company incurred by the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 4(n)(iii) (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by the Company, and (vi) reasonable fees and expenses of Special Counsel retained by the Holders in connection with the registration and sale of their Registrable Securities (which counsel will be selected by the Holders of a majority of the Registrable Securities being sold); provided, however, that the Company shall not pay any such fees and expenses of Special Counsel which exceed $200,000 in the aggregate for all Registration Statements. In addition, the Company will pay internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which securities of the same class issued by the Company are then listed or for admission of any securities for quotation or an inter-dealer quotation system, as applied and the fees and expenses of any Person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement, and the Holders shall be responsible on a pro rata basis for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by them, except as provided above with respect to Special Counsel, in connection with any Registration Statement.

         Section 6.  Indemnification.

                  (a) Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder holding Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each Person who controls such a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar and to the extent as the same are based upon information furnished in writing to the Company by such Holder specifically for use therein.

                  (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary prospectus and will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for use in such Registration Statement, Prospectus or preliminary prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All reasonable fees and expenses (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party (provided appropriate documentation for such expenses is also submitted with such notice), as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 6, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                  (d) Contribution. If the indemnification provided for in this
Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this
Section 6 will survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

         Section 7. Underwritten Registrations. If any of the Registrable Securities included in any Demand Registration are to be sold in an Underwritten Offering, the Holders holding a majority of the Registrable Securities included in the Demand Notice may select an investment banker or investment bankers and manager or managers to manage the Underwritten Offering, provided that such investment banker or bankers is (are) reasonably acceptable to the Company. If any Piggyback Registration is an Underwritten Offering, the Company will have the exclusive right to select the investment banker or investment bankers and managers to administer the offering. The Company and the Holders agree that, in connection with any Underwritten Offering hereunder, they shall each undertake to offer customary indemnification, representations and warranties to the participating underwriters and to agree to any restrictions required by the underwriters on the sale of Common Shares or other securities by such party after the completion of the Underwritten Offering; provided, however, that (i) the period of such restrictions shall not exceed 180 days (in the case of the Initial Public Offering) or 90 days (in the case of a subsequent Underwritten Offering) and
(ii) the restrictions so imposed on the Holders shall be no more onerous than the restrictions imposed on Global Crossing.

         Section 8.  Miscellaneous.

                  (a) Remedies. In the event of a breach by a party of its obligations under this Agreement, each other party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

                  (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company, Holders holding in excess of 50% of the Registrable Securities held by Softbank and its transferees and Holders holding in excess of 50% of the Registrable Securities held by Microsoft and its transferees. No amendment that materially adversely affects any particular Holder may be effected to this Agreement without the consent of such Holder.

                  (c) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) upon delivery if sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) upon delivery if deposited with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Company to:

                  Asia Global Crossing Ltd.
                  c/o Global Crossing Ltd.
                  Wessex House
                  45 Reid Street

                  Hamilton HM12
                  Bermuda
                  Attention of James C. Gorton, Esq.
                  Facsimile: (441) 296-8600

         with a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017
                  Attention of D. Rhett Brandon, Esq.
                  Facsimile: (212) 455-2502

         If to Global Crossing to:

                  Global Crossing Ltd.
                  Wessex House
                  45 Reid Street
                  Hamilton HM12
                  Bermuda
                  Attention of James C. Gorton, Esq.
                  Facsimile: (441) 296-8600

         with a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017
                  Attention of D. Rhett Brandon, Esq.
                  Facsimile: (212) 455-2502

         If to Softbank to:

                  Softbank Corp.
                  24-1, Nihonbeshi-Hakozolacho, Chuo-ka
                  Tokyo, Japan 103-8501
                  Attention of Chief Executive Officer
                  Facsimile: (813) 5211-3082

                  and

                  Softbank Inc.
                  10 Langley Road, Suite 403
                  Newton, MA 02459
                  Attention of Ron Fisher
                  Facsimile: (617) 928-9301
         with a copy to:

                  Sullivan & Cromwell
                  1888 Century Park East
                  Los Angeles, CA  90067
                  Attention of Alison S. Ressler, Esq. and John L. Savva, Esq.
                  Facsimile:  310-712-8800

         If to Microsoft to:

                  Microsoft Corporation
                  One Microsoft Way
                  Redmond, WA  98052
                  Attention of Chief Financial Officer
                  Facsimile: (425) 936-7329

         with a copy to:

                  Microsoft Corporation
                  One Microsoft Way
                  Redmond, WA 98052
                  Attention of General Counsel, Finance and Operations
                  Facsimile: (425) 869-1327

         If to Goldman Sachs to:

                  The Goldman Sachs Group, Inc.
                  85 Broad Street
                  New York, NY 10004
                  Attention of General Counsel
                  Facsimile: [                  ]

         with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, NY 10004
                  Attention of Jean E. Hanson, Esq.
                  Facsimile: (212) 859-4000

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

                  (d) Merger, Amalgamation or Consolidation of the Company. If the Company is a party to any merger, amalgamation, or consolidation pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person

("Conversion Securities"), the issuer of such Conversion Securities shall assume (in a writing delivered to all Holders) all obligations of the Company hereunder. The Company will not effect any merger, amalgamation, or consolidation described in the immediately preceding sentence unless the issuer of the Conversion Securities complies with this Section 8(d).

                  (e) Successors and Assigns. Subject to the terms and conditions of the Subscription and Shareholders Agreement, any lawful transferee of all or a portion of the Registrable Securities shall become a Holder hereunder to the extent it agrees in writing to be bound by all of the provisions applicable hereunder to the transferring Holder (such acknowledgment being evidenced by execution and delivery to the Company of a Counterpart and Acknowledgment substantially in the form of Exhibit A). Subject to the requirements of this Section 8(e), this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (g) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  (h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

                  (i) Separability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement and the other documents delivered pursuant hereto and the Subscription and Shareholders Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects thereto and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                  (k) Submission to Jurisdiction. Each party hereto irrevocably consents to the jurisdiction and venue of the courts of the State of New York and the courts of the United States for the Northern or Southern Districts of New York, and in the courts hearing appeals therefrom, for the resolution of any dispute, action, suit or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 8, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction.

                  9. Notwithstanding anything herein to the contrary, the Company shall not have any financial obligation pursuant to this Agreement unless and until the Company is able to satisfy (after taking into account such obligation) the requirements of Section 39A(2A) of the Companies Act 1981. For this purposes, the Company shall be considered to satisfy such requirements if it receives a written opinion or certificate from its independent auditors to that effect.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               GLOBAL CROSSING LTD.



                               By: /s/ DAN COHRS
                                  ----------------------------------------------
                                     Name: Dan Cohrs
                                     Title: Chief Financial



                               SOFTBANK CORP.



                               By: /s/ MASAYOSHI SON
                                  ----------------------------------------------
                                     Name: Masayoshi Son
                                     Title: Chairman



                               MICROSOFT CORPORATION



                               By: /s/ GREGORY B. MAFFEI
                                  ----------------------------------------------
                                     Name: Gregory B. Maffei
                                     Title: Senior Vice President; Chief
                                            Financial Officer




                               THE GOLDMAN SACHS GROUP, INC.



                               By: /s/ GREG PALM
                                  ----------------------------------------------
                                     Name: Greg Palm
                                     Title: General Counsel


                               ASIA GLOBAL CROSSING LTD.



                               By: /s/ JUSTIN J. O'NEILL
                                  ----------------------------------------------
                                     Name: Justin J. O'Neill
                                     Title:

                                    EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT
                         COUNTERPART AND ACKNOWLEDGMENT

TO:               The Company

RE: The Registration Rights Agreement (the "Agreement") dated as of _______, 1999, by and among the Company and the Holders (as defined in the Agreement)


                  The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of the Holders (as defined in the Agreement) and shall be subject to all obligations and restrictions of the Holders pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

                  DATED this _____ day of ____________, _____





                            By:
                            Title:



                                     Number of
                                     Shares of
                                     Registrable Securities: